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EXHIBIT 10.18





                              ALL ASSETS DEBENTURE

                                    GIVEN BY

                           XCEL POWER SYSTEMS LIMITED

                                REG. NO. 00575679

                                  IN FAVOUR OF

                      LLOYDS TSB COMMERCIAL FINANCE LIMITED




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ORDER OF CLAUSES

1. Covenant to Pay

2. Charging Provisions

3. Company's Obligations

4. Additional Obligations of the Company

5. Further Assurance and Power of Attorney

6. Acts of Default

7. Power of Possession and Sale

8. Appointment of Receiver and his Powers

9. Additional Powers

10. Application of Monies

11. Protection of Third Parties

12. H M Land Registry

13. Continuing and Additional Security

14. Currency Indemnity

15. Discharge

16. Service of Notices and Process

17. Jurisdiction

18. Representations, Warranties and Undertakings by Company

19. Transfers and Disclosures

20. Miscellaneous

21. Definitions and Interpretation



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THIS DEBENTURE IS MADE on the date referred to immediately after the Fifth
Schedule hereto BY THE PARTY DESCRIBED IN THE FIRST SCHEDULE HERETO ("Company") of the one part in favour of LLOYDS TSB COMMERCIAL FINANCE LIMITED of Boston House, The Little Green, Richmond, Surrey, TW9 1QE registered in England and Wales with number 733011 ("Security Holder") of the other part.

1.       COVENANT TO PAY

1.1      The Company agrees with the Security Holder:

         1.1.1 to pay the Secured Monies, which are now or shall be due, owing and payable to the Security Holder, in accordance with the terms of the transaction, security, instrument or other obligation giving rise to the Company's indebtedness to the Security Holder, including those under the Financing Agreement; and
         1.1.2 to discharge all obligations and liabilities, whether actual, accruing or contingent, now or in future due, owing or incurred to the Security Holder by the Company, in whatever currency denominated and on whatever account and howsoever arising, whether alone or jointly and in whatever style, name or form and whether as principal or surety.

2.       CHARGING PROVISIONS

2.1 As security for the payment of the Secured Monies, the Company with full title guarantee now gives the following mortgages and charges in favour of the Security Holder namely:

         2.1.1 a FIXED CHARGE by way of legal mortgage on all freehold and leasehold property owned by the Company, including but not limited to land of which the Company is registered as proprietor at H. M. Land Registry (details of which are set out in the Third Schedule to this deed)
         2.1.2 a FIXED CHARGE on all of the following assets, whether now or in future belonging to the Company:

                  (i) the freehold and leasehold properties of the Company not effectively mortgaged under clause 2.1.1 including such as may hereafter be acquired;
                  (ii) all fixtures and fittings (including trade fixtures and fittings) and fixed plant and machinery in, on or attached to the property subject to the legal mortgage under clause 2.1.1 and all spare parts, replacements, modifications and additions for or to the same;
                  (iii) any other freehold and leasehold property which the Company shall own together with all fixtures and fittings (including trade fixtures and fittings) and fixed plant and machinery in, on or attached to such property and all spare parts, replacements, modifications and additions for or to the same;


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                  (iv)     all plant and machinery and other equipment listed in
                           the Fifth Schedule and all spare parts, replacements, modifications and additions for or to the same;
                  (v) all fixed plant and machinery, including all spare parts, replacements, modifications and additions for or to the same, not listed in the Fifth Schedule;
                  (vi) all goodwill, unpaid and/or uncalled capital of the Company; (vii) all the Company's Intellectual Property; (viii) all the Company's Securities;
                  (ix) all loan capital, indebtedness or liabilities on any account or in any manner owing to the Company from any Subsidiary of the Company or a member of the Company's Group;
                  (x) all amounts realised by an administrator or liquidator of the Company, upon enforcement or execution of any order of the Court under Part IV of the Insolvency Act 1986;

         2.1.3 A FIXED CHARGE upon all or any of the following assets, whether now in existence or coming into existence in future:

                  (i) all documents of title to any item of property which at any time and for any purpose has been or may be deposited with the Security Holder;
                  (ii) the assets mentioned in the title documents referred to in the immediately preceding sub-paragraph;
                  (iii) all monies in the bank account specified in clauses 3.1.6(i) and 3.1.7 including Remittances in respect of which instructions to the Company's bankers have been given under clause 3.1.6(iii);
                  (iv) all Remittances in respect of the Company's Other Debts and Non-Vesting Debts which in accordance with clause 3.1.6(ii) shall be received by the person or at the address or post office box specified in that sub-clause;
                  (v) all other Remittances in respect of Other Debts and Non-Vesting Debts received by the Company pending their being dealt with in accordance with the terms of this deed or any instructions given in accordance with it;
                  (vi) any account in the name of the Company under the control of or operated in accordance with the directions of the Security Holder.

         2.1.4 A FIXED CHARGE on all the Company's Other Debts and Non-Vesting .Debts, present and future;
         2.1.5 A FLOATING CHARGE on such of the moneys present and future which the Company may receive in respect of the Company's Other Debts and Non-Vesting Debts and which, until any direction from the Security Holder to the contrary, are paid into the bank account of the Company referred to in clause
                  3.1.8 and which upon such payment will he released from the fixed charge thereon;
         2.1.6 A FLOATING CHARGE on the remainder of the undertaking, property rights and assets of the Company whatsoever and wheresoever, both present and future, not subject to the above charges.


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2.2      if the Security Holder shall enforce any of the above charges then the floating charges created by this deed shall immediately and without further formality become fixed charges. However, the Security Holder may also at any time give written notice to the Company immediately converting all or any of the floating charges into fixed charges in respect of the whole or any part of the Mortgaged Property subject to such floating charges.

2.3      Until the Security Holder shall:

         2.3.1    enforce any of the above charges; or
         2.3.2    serve any notice under clause 2.2 on the Company, converting any of the floating charges into fixed charges; or
         2.3.3    give the directions referred to in any of clauses 3.1.4 and
                  3.1.6 to 3.1.9 inclusive; any Remittance which is paid into the Company's bank account under clause 3.1.8 shall, be released from the fixed charge created by clause 2.1.4 and shall immediately become subject to the floating charge created by clause 2.1.5. Such release shall not in any way affect the continuation of the fixed charge created by clause
                  2.1.4 on the remainder of the Company's Other Debts, outstanding from time to time.

2.4 This deed shall take effect subject to the provisions of the prior Encumbrances over the Company's assets detailed in the Fourth Schedule, except as otherwise varied by any separate deed.

2.5 The floating charges created by this deed shall, unless otherwise agreed by the Security Holder in writing, automatically and without notice be converted into fixed charges:

         2.5.1 immediately preceding the coming into existence of any Encumbrance (except: as detailed in the Fourth Schedule) or any disposition or dealing prohibited by his deed; or

         2.5.2    after an Act of Default.

3.       COMPANY'S OBLIGATIONS

         3.1 The Company agrees with the Security Holder that, whilst this security exists, it:
         3.1.1 will deal with the Non-Vesting Debts and their Related Rights as if they were Debts and their Related Rights purchased by the Security Holder under the Financing Agreement and in particular will not bank or deal with Remittances in respect of them except by dealing with them in accordance with the Financing Agreement;
         3.1.2 will not sell, transfer, lease, licence or dispose of the Mortgaged .Property subject to the floating charges herein, except by way of sale at full value in the ordinary course of its business now being carried on;
         3.1.3 will not sell, transfer, lease, license or dispose of the Mortgaged Property subject to the fixed charges herein without the prior written consent of the Security Holder but such restriction shall not prohibit the disposal of an asset (other than freehold or leasehold property) for the purpose of its immediate replacement, modification, repair and/or maintenance;


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         3.1.4    will deal with the Company's Other Debts outstanding and
                  Remittances in accordance with the Security Holder's written directions; until such directions are given will only deal with the Company's Other Debts by way of getting in and realising the same in the ordinary course of its business;
         3.1.5 will execute an assignment of the Company's Other Debts in favour of the Security Holder in such form as the Security Holder requires, whenever the Security Holder so demands;
         3.1.6 give instructions in accordance with the directions of the Security Holder at any time

                  (i) to debtors to pay Remittances in respect of the Company's Other Debts direct into such bank account under the control of the Security Holder (and whether in the name of the Company or the Security Holder) as the Security Holder may specify and whether or not this is an account opened under the terms hereof; and/or
                  (ii) to debtors to pay Remittances in respect of the Company's Other Debts to such address, or post office box under the control of the Security Holder or to such person employed by or only accepting instructions from the Security Holder as the Security Holder may specify; and/or
                  (iii) to the Company's bankers that all Remittances in respect of Other Debts, received by means of electronic funds transfers direct into a bank account of the Company, shall forthwith be transferred to such bank account as the Security Holder may specify (whether the specified bank account is in the name of the Company or the Security Holder and whether or not it is an account opened under the terms hereof) but in each case without affecting the right of the Security Holder under clause 3.1.4 to give other directions;

         3.1.7 will, as directed by the Security Holder, open such bank accounts in the name of the Company with such mandates as the Security Holder may specify; such bank accounts can include separate designated accounts or trust accounts or accounts where the officers of the Security Holder are irrevocably appointed as the only persons able to operate the accounts; will thereafter pay into such bank accounts all Remittances which the Company may receive in respect of its Other Debts; will only deal with the monies in such account in accordance with the written directions of the Security Holder (subject only to such rights as the bank at which the account is held may have in respect thereof);
         3.1.8 until any contrary direction, demand or requirement by the Security Holder under this deed, will only pay Remittances, which the Company may receive in respect of the Company's Other Debts, into a bank account under the Company's control;
         3.1.9 will only pay or otherwise deal with the monies in any of the Company's bank account referred to in clause 3.1.5 in accordance with the written directions from time to time given by the Security Holder (subject to any rights which the bank at which the account is held has in respect thereof);


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         3.1.10   will not, charge, sell, discount, factor, dispose of or,
                  except in accordance with this deed, otherwise deal with its Other Debts or the relative Remittances unless it has the prior written consent of the Security Holder;
         3.1.11   after conversion of the floating charges created by clause
                  2.1.5 and/or 2.1.6 into fixed charges, will not, except as permitted by the Security Holder, withdraw any credit balance representing Remittances from any of the Company's bank accounts under control of the Company;
         3.1.12 will authorise its bankers from time to time to provide copy statements and full particulars of all the Company's accounts and Facilities with them whenever requested by the Security Holder;
         3.1.13 will provide such other information, as the Security Holder may reasonably request regarding the Company's affairs;
         3.1.14 will, immediately it becomes aware, provide the Security Holder with details of any present or future litigation, arbitration or administrative proceedings in progress, pending or, to the knowledge of the Company, threatened against it which might have a material adverse effect on the Company's ability to perform its obligations under this deed;
         3.1.15 will permit the Security Holder free access at all reasonable times to inspect and take copies or and extracts from the hooks, accounts and records of the Company and such other documents as the Security Holder may require and will provide the Security Holder with all information and facilities which it may require;
         3.1.16 will grant the Security Holder or its solicitors on request all reasonable facilities to enable it or them to carry out, at the Company's expense, such investigation of title to the Mortgaged Property and enquiries about it as would be carried out by a prudent mortgagee;
         3.1.17 will use its best endeavours to detect any infringement of its rights to the Intellectual Property; if aware of such infringement, will immediately give the Security Holder all information available to it about such infringement and will commence and diligently prosecute (or permit the Security Holder in the name but at the expense of the Company to commence and prosecute) all proceedings necessary to prevent such infringement or to recover damages;
         3.1.18 will do everything needed to ensure that the Intellectual Property, to which the Company is or may become entitled, is valid and subsisting and remains owned by the Company and will take all such actions and proceedings as are necessary to protect such Intellectual Property; if any such intellectual Property shall at any time lapse or become void, will do everything necessary to restore such Intellectual Property to the Company;
         3.1.19 will comply in all material respects with all laws concerning the Mortgaged Property and every notice, order, direction, licence, consent, permission lawfully made or given in respect of it and likewise with the requirements of any competent authority;
         3.1.20 will duly and promptly pay all monies which may become due in respect of any of the Securities; (it being acknowledged by the Company that the Security Holder shall not incur any liability whatsoever for such monies);

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         3.1.21   forthwith upon the execution of this deed will deposit with the Security Holder all certificates or documents of title in respect of the Securities, together as appropriate with duly executed instruments of transfer or assignments thereof in blank; (it being acknowledged that the Security Holder shall at any time be entitled to have any of the Securities registered either in the name of the Security Holder or nominees selected by the Security Holder);
         3.1.22 will ensure the delivery or payment to the Security Holder of all stocks, shares, securities, rights, monies or other property accruing, offered or issued at any time by way of bonus, redemption, exchange, purchase, substitution, conversion, preference, option or otherwise in respect of any Securities or the certificates or other documents of title to or representing the same, together with executed instruments of transfer or assignments in blank; (it being acknowledged that the Security Holder may arrange for any of them to be registered either in the name of the Security Holder or nominees selected by the Security Holder).

4.       ADDITIONAL OBLIGATIONS OF THE COMPANY

4.1 The Company agrees that, at all times during the continuance of this security, it:

         4.1.1 will carry on the Company's business in a proper and efficient manner and will not make any material alteration to the Company's business, constituting as change from that carried on at the date hereof;
         4.1.2 will maintain proper and up to date books of account of its business; will keep such books of account and all other documents relating to the affairs of the Company at the Company's registered office or at such other place where the same ought to be kept and will promptly provide copies thereof to the Security Holder upon request;
         4.1.3 will deliver to the Security Holder the copies of its audited financial statements and any reports and notes accompanying them within 6 months of each year end;
         4.1.4 will punctually pay all its debts and liabilities becoming due and payable and which would, on the winding up of the Company, have priority over the charges created by this deed;
         4.1.5 will punctually pay all outgoings payable in respect of the Mortgaged Property and will promptly produce the receipts for them to the Security Holder upon request;
         4.1.6 will keep all the Company's freehold and leasehold property in good and substantial repair and will allow the Security Holder free access, at all reasonable times, to view the state and condition of any such property, but without the Security Holder becoming liable to account as a mortgagee possession;
         4.1.7 will observe and perform all the lessee's covenants in any lease under which any of the Mortgaged Property may be held and will take no action which might lead to such lease being surrendered or forfeited;
         4.1.8 will allow the Security Holder, at the expense of the Company, to carry out repairs or take any action which the Security Holder shall reasonably consider necessary should the Company fail to observe or perform its obligations as a lessee;


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         4.1.9    will not exercise the powers of leasing or accepting,
                  surrenders of leases, conferred on a mortgagee in possession by Sections 99 and 100 of the Law & Property Act 1925, or any other powers of leasing or accepting surrenders of leases, without the prior written consent of the Security Holder;
         4.1.10   will make sure that an order of the Court is obtained, under
                  Section 38(4) of the Landlord and Tenant Act 1954, excluding the security of tenure provisions of that Act, before granting any lease;
         4.1.11 will insure and keep insured those parts of' the Mortgaged Property as are of an insurable nature against loss or damage by fire and other risks usually insured against and such other risks that the Security Holder shall reasonably require to their full insurable value with insurers approved by the Security Holder;
         4.1.12 will make sure that all the Company's insurance policies will be endorsed with notice of the interest of the Security Holder in them and will produce to the Security Holder the receipts for each current premium within fifteen days of its becoming due; failing such production the Security Holder may effect or renew any such insurance as the Security Holder shall think fit at the Company's expense;
         4.1.13 will observe and perform all restrictive and other covenants and stipulations for the time being affecting the Mortgaged Property or its use or enjoyment;
         4.1.14 will not do or allow anything to be done on the Company's freehold or leasehold property which shall be treated as a development or a change of use within the meaning of the Town and Country Planning Acts unless the prior written consent of the Security Holder has been obtained;
         4.1.15 will not infringe the Town and Country Planning Acts in any way which prejudices the Security Holder's security over the Mortgaged Property;
         4.1.16 will deposit with the Security Holder all deeds and documents of title; relating to the Company's freehold and leasehold property and the insurance policies relating to the same, (subject only to the requirements of any prior Encumbrance or of the Company's landlord);
         4.1.17 will not permit any person to become entitled to any proprietary right or interest which might affect the value of the assets subject to the fixed charges herein.

4.2 If the Company holds property as a tenant or lessee and shall be required by the landlord either to insure or to reimburse the Company's landlord for any insurance premium paid by him then the Company shall be treated as having complied with its insuring obligation under this deed if it duly and promptly complies with such requirements. However this shall not affect the right of the Security Holder to require the Company to produce satisfactory evidence that the Company has complied with the landlord's requirements.

5.       FURTHER ASSURANCE AND POWER OF ATTORNEY

5.1 At the Security Holder's request, the Company will immediately sign, seal, execute, deliver and perfect all deeds and instruments and do all such other acts and things as the Security Holder or any Receiver appointed hereunder may require in order to perfect or enforce this security or to use the powers given to each of them in this deed or to enforce the obligations of the Company and/or the rights of the Security Holder under this deed.


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5.2      The Company will, if called upon by the Security Holder, execute a legal or equitable assignment of any part of the Mortgaged Property, in such terms as the Security Holder may require. The Company will then give notice of such assignment to such persons as the Security Holder may specify and take such other steps as the Security Holder may require to perfect such assignment.

5.3 The Company irrevocably appoints the Security Holder, any directors, officers or managers for the time being of the Security Holder and any other person authorised by the directors of the Security Holder and any Receiver appointed hereunder, jointly and each of them severally, to be the lawful attorneys of the Company. Such appointment gives each attorney the power in the Company's name and on its behalf and as its act and deed to carry out all acts for the purposes set out in clauses
         5.1 and 5.2. Each attorney so appointed may appoint substitute attorneys to carry out all or any of such purposes. The Company agrees to ratify and confirm any instrument, act or thing which any such attorney or substitute attorney may lawfully execute or do.

6.       ACTS OF DEFAULT

6.1 The Secured Monies shall become payable and the charges in favour of the Security Holder shall immediately become enforceable, without notice or demand, by the Security Holder at any time after any of the following events occur:

         6.1.1 if the Company shall breach any of its obligations under this deed or in the Financing Agreement or any other agreement with the Security Holder;
         6.1.2 if the Company shall default in paying any of the Secured Monies as and when they become due; 6.1.3 if the Company shall fail to give the Security Holder such information as may reasonably be requested as to the business, affairs or assets of the Company;
         6.1.4 if any representation, warranty or undertaking at any time made by the Company to the Security Holder is or was, in the reasonable opinion of the Security Holder, incorrect or misleading in any respect or, being on an undertaking, shall not be complied with by the Company;
         6.1.5 if the Company shall dispose or attempt to dispose of its principal undertaking or a substantial part of it, without the prior written approval of the Security Holder;
         6.1.6    if the Company shall be insolvent;
         6.1.7 if the Company suspends or threatens to suspend a substantial part of' its business or if the Security Holder receives information, from the Company or any responsible third party, whether orally or in writing, that the Company is contemplating or is likely to suspend a substantial part of its business;
         6.1.8 if the Company shall commence negotiations with any of its creditors with a view to the general readjustment or rescheduling of the Company's indebtedness;
         6.1.9 if the Company shall default under any of the following with any party:


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                  (i)      a trust deed; (ii) a loan agreement; (iii) an
                           Encumbrance;
                  (iv) any other agreement or obligation relating to borrowing or financing (including all liabilities in respect of accepting, endorsing or discounting any notes or bills and all liabilities under debt purchase, factoring, discounting and similar agreements);
                  (v)      any guarantee or indemnity;

         6.1.10   if any borrowing or any ether money payable by the Company:

                  (i) becomes payable or is capable of being declared payable prior to its stated date of maturity; or
                  (ii)     is not paid when due;

         6.1.11 if any Encumbrance created by the Company in favour of another party becomes enforceable;
         6.1.12 if any guarantee, indemnity or other security for any of the Secured Liabilities fails or ceases in any respect to have full force and effect or to be continuing or is terminated or disputed or is the opinion of the Security Holder in jeopardy, invalid or unenforceable;
         6.1.13 if any governmental authority permits, or procures, or threatens any reorganisation, transfer or appropriation (whether with or without compensation) of a substantial part of the business or assets of. the Company;
         6.1.14 if the Company shall, without the prior written consent of the Security Holder, change the nature of its business or trading in any way which the Security Holder considers prejudicial to this security;
         6.1.15 if it is unlawful for the Company to perform or comply with any of its obligations under this deed or under any other agreement between the Company and the Security Holder or such obligations or the Company are not or cease to be legally valid, binding and enforceable;
         6.1.16 if, after the date of this deed, control (as defined in Section 435 of the insolvency Act 1986) or the power to take control of the Company changes, without prior written consent of the Security Holder; or
         6.1.17 if, in the opinion of the Security Holder, a material adverse change occurs in the financial condition, results of operations or business of the Company.

6.2      At any time after any Act of Default:

         6.2.1 the Security Holder shall cease to be under any further commitment to the Company and may at any time thereafter declare the Secured Monies (or such of them as the Security Holder may specify) either to be immediately due and payable or to be payable at any time thereafter immediately on demand, even if this conflicts with the terms of any other agreement or arrangement; and/or
         6.2.2 the Company shall immediately on demand provide cash cover for all of its contingent liabilities to the Security Holder (including under the Financing Agreement) and for all notes or bills accepted, endorsed or discounted and all guarantees or other instruments entered into by the Security Holder; and/or
         6.2.3    the Security Holder may retain:

                  (i) any monies in any account referred to in clause 3.1.6; and/or


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                  (ii)     any monies in any account operated by the officers of
                           the Security Holder under clause 3.1 .7; and/or
                  (iii) any Remittance received in accordance with clause 3.1.6(ii)

                  for such period as the Security Holder reasonably considers necessary to ensure the Company's compliance with the terms of this deed; and/or

         6.2.4 the Security Holder may exercise in the name or the Company any voting rights attached to the Securities and all powers given to trustees by Sections 10(3) and (4) of the Trustee Act 1925 (as amended by Section 9 of the Trustee Investments Act
                  1961) in respect of securities, property subject to a trust and any powers or rights exercisable by the registered holder of any of the Securities or by the bearer thereto. The Security Holder will not then need any consent or authority from the Company.

7.       POWER OF POSSESSION AND SALE

7.1 At any time alter this security shall become enforceable, the Security Holder and/ or any Receiver appointed under this deed may, in their discretion, enter upon and take possession of the Mortgaged .Property or any part of it. They may also at their discretion, when exercising their powers given in this deed, sell, call in, collect and convert into monies the Mortgaged .Property or any part of it. By way of extension of these powers such sale, calling in and conversion may be done for such consideration as the Security Holder or any Receiver shall consider sufficient. It is irrelevant whether the consideration shall consist of cash, shares or debentures in some other company or any other property or partly of one and partly of some other type of consideration. Such consideration may be immediately payable or payable by instalments or deferred. Instalment or deferred payments may be with or without security and on such other terms as the Security Holder or the Receiver shall think fit.

8.       APPOINTMENT OF RECEIVER AND HIS POWERS

8.1 Section 109 of the Law of Property Act 1925 (restricting the power to appoint a receiver) shall not apply to this deed. At any time after an Act of Default or after any other event, as a result of which this security shall become enforceable or, if the Company at any time so requests in writing, the Security Holder may without further notice to the Company appoint any person to be a Receiver. Their appointment shall extend to the whole or any part of the Mortgaged Property. The Security Holder may remove any Receiver (except an administrative receiver). In case of such removal or the retirement or death of any Receiver, the Security Holder may appoint another in his place. At the time of his appointment (or at any time afterwards) the Security Holder may fix the remuneration of the Receiver on such basis as the Security Holder shall determine. This may include a fixed fee or an hourly rate or a commission.

8.2 The Security folder may appoint more than one person to act as the Receiver. Where more than one person shall be appointed to act as Receiver, those so appointed shall carry out their duties, exercise their rights, and be subject to their obligations jointly as well as severally. References in this deed to the Receiver shall be to each and all of them as appropriate.

8.3 Any appointment, or fixing of the remuneration of the Receiver or any such removal shall be made in writing and be signed by any director or authorised officer of the Security Holder.

8.4 Any Receiver appointed under this deed shall be the agent of the Company. He shall be in the same position as a Receiver appointed under the Law of Property Act 1925. The Company shall be solely responsible for his acts, omissions, losses, misconduct, defaults and remuneration. The Security Holder shall not in any way be liable or responsible either to the Company or to any other person for any of them.

8.5 The Receiver shall, without the need for any consent on the part of the Company, have all of the following powers, unless any shell specifically he excluded by the terms of his appointment. He may exercise these powers in such way, at such time and on such terms as he shall think necessary or expedient and whether in his name or the name of the Company. Any Receiver, whether appointed solely or jointly, shall have the powers granted to a receiver by the Law of Property Act 1925 and the Insolvency Act 1986. He shall also have all of the following powers:

         8.5.1 to enter upon, take possession of, collect and get in the Mortgaged Property and for that purpose to have possession of all records, correspondence and other documents relating to the Mortgaged Property;
         8.5.2 to lease the Mortgaged Property, in the name of the Company or otherwise (whether or not the Receiver shall have taken possession thereof);
         8.5.3 to carry on or permit the carrying on or all or any part of the business of the Company and to manage, develop, reconstruct, amalgamate or diversify the Company's business, including purchasing supplies and materials;
         8.5.4 to do all acts which the Company might do for the protection or improvement of the Mortgaged Property or for obtaining income or returns from it;
         8.5.5 to raise or borrow any money, which may be needed from time to time for any of the purposes of the Receiver's appointment, whether in the name of the Company or otherwise; for such purpose the Receiver shall have power to secure any monies so borrowed by mortgage or charge over the Mortgaged Property, whether ranking in priority to or pari passu with or after any or all of the charges created by this deed.
         8.5.6 to sell or concur in selling the Mortgaged Property including by public or private treaty, by tender, for cash or on credit, in one lot or in parcels, with or without special conditions or stipulations as to title, time or mode of payment of purchase money or otherwise and whether forthwith upon his appointment or later;
         8.5.7 to allow the whole or any part of the sale monies of the Mortgaged Property to remain outstanding on mortgage of the property sold or on any other security or even without any security and without being responsible for any loss caused and with full power to buy in and rescind or vary any contract for sale and to resell without being responsible for loss;

         8.5.8 to let or let on hire, lease or surrender and accept surrenders of the Mortgaged Property;
         8.5.9 to execute assurances of the Mortgaged Property in the name and on behalf of the Company or otherwise and to do all other acts and things for completing the sale of the Mortgaged Property;
         8.5.10 to sever fixtures belonging to the Company and sell them separately from any other part of the Mortgaged Property;
         8.5.11 to make any arrangement or compromise with any person in respect of the Mortgaged Property;
         8.5.12 to repair, decorate, furnish, maintain, alter, improve, renew or add to any of the Mortgaged Property as he shall think fit and effect maintain, renew or increase indemnity insurance and other insurances and obtain bonds;
         8.5.13 to settle, arrange, compromise, and submit to arbitration any accounts, claims, questions or disputes whatsoever which may arise in connection with the business of the Company or any part of the Mortgaged Property or in any way relating to the security constituted by this deed and to bring, prosecute, defend, enforce, compromise, submit to and discontinue any actions, suits, arbitrations or proceedings whatsoever, whether civil or criminal;
         8.5.14 to enter into, complete, disclaim, abandon or disregard, determine or rectify any of the outstanding contracts or arrangements of the Company and allow time for payment of any debts, either with or without security;
         8.5.15 to exercise or permit the Company or any nominee of the Company to exercise any powers or rights incidental to the ownership of the Mortgaged Property, in such manner as he may think fit;
         8.5.16 to form a subsidiary of the Company and transfer, lease or licence to such subsidiary or any other person all or any part of the Mortgaged Property on such terms and conditions as he may think fit;
         8.5.17 to give complete discharges in respect of all monies and other assets which may come into the hands of the Receiver in the exercise of his powers;
         8.5.18 to carry out and enforce specific performance of or obtain the benefit of all the Company's contracts or those entered into in exercise of the powers or authorities conferred by this deed;
         8.5.19 to make, or require the directors of the Company to make, calls upon the shareholders of the Company in respect of any capital of the Company;
         8.5.20   to enforce payment, of any call so made by action (in the name of the Company or the Receiver) or in any other way;
         8.5.21   to exercise all or any of the powers and authorities conferred on the Receiver under the provisions of the Law of Property Act 1925 without any further consent by or notice to the Company;
         8.5.22 to demand and get in all rents and other income, whether accrued before or after the date or his appointment;
         8.5.23 to exercise the powers conferred on a landlord or a tenant under the Landlord and Tenant Acts 1927 and 1954 but without liability for powers so exercised;
         8.5.24 to do all things necessary to make sure that the Company performs or observes all of its obligations to the Security Holder;

         8.5.25 to delegate to any person, for such time as the Security Holder shall approve, any of the powers conferred upon the Receiver;
         8.5.26 to take legal proceedings for all or any of the purposes set out above;
         8.5.27 to employ and dismiss managers, solicitors, officers, agents, auctioneers, workmen and employees for the purpose of carrying out any of the powers and duties of the Receiver or the obligations of the Company at such salaries or remuneration and on such other terms of service as the Receiver in his discretion may think fit;
         8.5.28 to have access to and make use of the premises, plant, equipment and accounting and other records of the Company and the services of its staff in order to exercise his powers and duties;
         8.5.29 to do all such other acts and things without limitation, as the Receiver may consider to be incidental or conducive to the lawful exercise of his powers and duties.

8.6 The Security Holder may at any time give up possession of any part of the Mortgaged Property and/or withdraw from the receivership.

8.7 Whether or not a Receiver shall be appointed under this deed, the Security Holder may at any time after this security shall have become enforceable and without giving notice, exercise all or any of the powers, authorities and discretions conferral on a Receiver as set out above.

9        ADDITIONAL, POWERS

9.1 In addition to the powers of leasing or accepting surrenders of' leases conferred on mortgagees by Sections 99 and 100 of the Law of Property Act 1925, it shall he lawful for the Security Holder or any Receiver without the restrictions contained in those Sections:

         9.1.1 to grant any lease of the Mortgaged Property upon such terms as the Security Holder or the Receiver shall in its absolute and unfettered discretion think fit; and
         9.1.2 to accept a surrender of any lease of the Mortgaged Property on such terms as the Security Holder or the Receiver in its or his discretion shall think fit.

9.2 Section 103 of the Law of Property Act 1925 (restricting the power of sale) shall not apply. However the power or sale and the other powers conferred on mortgagees by that Act shall apply to this security but without the Act's restrictions as to giving notice or otherwise. Accordingly for the purposes of a sale or other exercise of any such powers the whole of the Secured Monies shall be treated as due and payable immediately upon the execution and delivery of this document.

9.3 The restrictions on the right of consolidating mortgage securities, which are contained in Section 93 of the Law of Property Act, shall not apply to this security.

9.4 The Security Holder may, at any time without discharging or in any other way affecting this security or any remedy that the Security Holder may have, grant to the Company (or to any other person) time or indulgence or abstain from perfecting or enforcing any remedies, securities, guarantees or rights which the Security Holder may now or afterwards have from or against the Company or any other person.

9.5 If the Security Holder receives or is treated as having received notice of any subsequent mortgage or charge affecting any of the Mortgaged Property then the Security Holder may open a new account with the Company. If it does not open a new account, it shall nevertheless be treated as it had done so at the time when it received or was treated as having received such notice. From that time all payments made by the Company to the Security Holder shall be credited or be treated as having been credited to the new account. Such payments shall not operate to reduce the amount secured by this deed when the Security Holder received or was treated as having received such notice.

10.      APPLICATION OF MONIES

10.1 All monies received by the Security Holder or by the Receiver under or by virtue of this deed shall be applied in the following order;

         10.1.1 in the discharge of' all Liabilities having priority to the mortgages and charges hereby created or the matters referred to hereafter in this clause 10.1;
         10.1.2 in payment of all costs, charges and expenses incurred in or incidental to the exercise or performance (or attempted exercise or performance) of any of the powers or authorities conferred by or in any other way connected with this deed; AND THEN
         10.1.3 in payment to the Receiver of his remuneration fixed in accordance with clause 8.1 of this deed; AND THEN
         10.1.4 in payment to the Security Holder of the Secured Monies due to the Security Holder in such order as the Security Holder in its absolute discretion thinks lit; AND THEN
         10.1.5   in payment to the Company of any surplus.

10.2 Any surplus shall not carry interest. The Receiver or the Security Holder may pay any surplus into any of the Company's bank accounts including an account opened specifically for such purpose. The Security Holder shall then have no further liability for such surplus.

10.3 Following the enforcement of this security, any monies received by the Security Holder may be appropriated by the Security Holder in its discretion in or towards the payment and discharge of any part of the Secured Monies.

10.4 The Security Holder or the Receiver may credit any monies to a suspense account for so long and in such manner as the Security Holder may from time to time determine. The Receiver may retain the same for such period as the Receiver and the Security Holder consider expedient.

10.5 All monies received by the Company under any insurance policy on the Mortgaged Property shall be treated as part of the Mortgaged Property subject only to any rights of third parties having priority and to the requirements of any lease of the Mortgaged Property. They shall be applied at the discretion of the Security Holder either in reducing the Secured Monies or towards making good the loss or damage for which the monies became payable. Any monies received by the Company under any insurance on the Mortgaged Property shall be held on trust for payment to the Security Holder pending such application.

11.      PROTECTION OF THIRD PARTIES

11.1 No person paying or handing over monies to the Receiver and obtaining a discharge shall have any responsibility or liability to see to their correct application.

11.2     No person dealing with the Security Holder or the Receiver need enquire
         :

         11.2.1 whether any event has happened giving either the Security Holder or the Receiver the right to exercise any of his powers;
         11.2.2 as to the propriety or regularity of any act purporting or intending to be an exercise of such powers;
         11.2.3 as to the validity or regularity of the appointment of any Receiver purporting to act or to have been appointed us such; or
         11.2.4   whether any money remains owing upon this security.

11.3 All the protection to purchasers contained in Sections 104 and 107 of the Law of Property Act 1925 shall apply to any person purchasing from or dealing with the Receiver or the Security Holder as if the Secured Monies had become due and the statutory power of sale and appointing a receiver in relation to the Mortgaged Property had arisen on the date of this deed.

11.4 No person dealing with the Security Holder or the Receiver shall be affected by express notice that any act is unnecessary or improper.

12.      H.M. LAND REGISTRY

12.1 The Company will notify the Security Holder of any freehold or leasehold property which it now owns or which it may own alter the date or this deed. The Company will, upon request and at its cost , join with the Security Holder in registering this security as a fixed charge against any of the freehold or leasehold property of which the Company is now registered or may in future apply to be registered as the proprietor at H.M. Land Registry.

12.2 The Company hereby applies to the Chief Land Registrar for a restriction to be entered on the Company's title to any land in the following terms:

                  "Except under an order of the .Registrar no disposition or dealing by the proprietor of the land is to be registered or noted without the consent of the proprietor for the time being of Charge No....................."

13.      CONTINUING AND ADDITIONAL SECURITY

13.1 This security is a continuing security. It shall apply to all the Secured Monies despite any interim settlement of account until a final discharge of this security shall be given by the Security Holder to the Company.

13.2 This security is in addition to and shall not merge or otherwise prejudice or affect any other right or remedy of the Security Holder or any assignment, bill, note, guarantee, mortgage or other security now or in future in favour of the Security Holder or held by or available to the Security Holder, whether created by the Company or any third party.

13.3     This security shall not in any way be prejudiced or affected by:

         13.3.1 any guarantee, mortgage or other security now or in future held by or available to the Security Holder or by the invalidity of any of them or by the Security Holder now or afterwards dealing with, exchanging, releasing, modifying or abstaining from perfecting or enforcing any of then or any rights which it may now or afterwards have; or
         13.3.2 by the Security Holder giving time, the payment or indulgence or compounding with the Company or any other persons.

14.      CURRENCY INDEMNITY

14.1 For the purpose of or pending the discharge of any of the Secured Liabilities secured by this deed the Security Holder or any Receiver appointed hereunder may convert any monies received, recovered or realised under this deed (including the proceeds of any previous conversion) from their existing currency into such other currency as the Security Holder or such Receiver may think fit. Any such conversion shall be effected at the then prevailing spot selling rate of exchange, of the Security Holder's bankers, for such other currency against the existing currency.

14.2 The Company will indemnify the Security Holder against any shortfall between:

         14.2.1 any amount received or recovered by the Security Holder in respect of any of the Secured Liabilities which is converted in accordance with clause 14.1 into the currency in which such liability was payable; and
         14.2.2 the amount payable to the Security Holder under this deed in the currency of such liability.

15.      DISCHARGE

15.1 Upon payment and complete discharge and performance of all the Secured Liabilities and of all costs, charges and expenses incurred by the Security Holder under or in relation to this deed, the Security Holder shall, at the request and cost or the Company, duly discharge this security and any further security given in accordance with its terms. The Security Holder will also transfer to the Company any of' the Mortgaged Property which has been assigned or transferred to the Security Holder.

15.2 The right of the Security Holder to recover the Secured Monies or to enforce the terms of this deed shall not be affected by any payment or any act or thing which may be avoided or adjusted under the laws relating to bankruptcy or insolvency or under Part VI of the Insolvency Act 1986. Any release or discharge given or settlement made by the Security Holder relying on any such payment, act or thing shall be void and of no effect.

16.      SERVICE OF NOTICES AND PROCESS

16.1 Except as stated to the contrary herein, any written notice from the Security Holder to the Company and any proceedings issued by the Security Holder requiring service on the Company may be given or served:

         16.1.1 by delivering it at or posting it to the Company's registered office or to such other address of the Company advised to and acknowledged by the Security Holder as being effective for the purposes of this clause; or
         16.1.2 by delivering it at or posting it to any address last known to the Security Holder at which the Company carried on business;
         16.1.3   by handing it Company's officers;
         16.1.4 by a fax or e-mail to the Company's number or address advised to and acknowledged by the Security Holder as suitable for communication between the parties.

16.2     Any such notice or process shall be considered served:

         16.2.1   if delivered - at the time of delivery; or
         16.2.2   if sent by post - 48 hours from the time of posting; or
         16.2.3   if sent by fax or e-mail - at the time of transmission; or
         16.2.4   if handed over - at the time of handing over.

16.3 Any notice in writing by the Company to the Security Holder required hereunder shall take effect at the time it is received by the Security Holder at its registered office or at such other address the Security Holder may advise in writing to the Company for this purpose.

17.      JURISDICTION

17.1 This deed shall be interpreted and shall be governed by the laws of England. The Company will accept the non-exclusive jurisdiction of the English Courts in connection with any matter arising under this deed.

18.      REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS BY COMPANY

18.1 The Company certifies that the execution of this deed has been duly authorised by a resolution of the Company's Board of Directors and that it does not break any of the provisions of the Company's Memorandum and Articles of Association or of any other Encumbrance, security or agreement entered into prior to the date of this deed or the laws of any jurisdiction applying to the Company.

18.2     The Company represents and warrants to the Security Holder that:

         18.2.1 it is and will at all times be the sole beneficial owner with full title guarantee of all the Mortgaged Property and that no Encumbrances affect it except the Encumbrances (if any) set out in the Fourth Schedule and general liens in the ordinary course of business;
         18.2.2 it has and will at all times have the necessary power to enter into and perform its obligations under this deed;
         18.2.3 this deed constitutes its legal, valid, binding and enforceable obligations and is an effective security over all and every part of the Mortgaged Property in accordance with its terms;
         18.2.4 all necessary authorisations and consents to enable or entitle it to enter into this deed have been obtained and these will remain in full force and effect during the existence or this security;
         18.2.5 the Company has acquired, maintained and complied with all Environmental Licences (if any) needed for its use or occupation of the Mortgaged Property or for the conduct of its current business;
         18.2.6 the Company has complied with all other applicable Environmental Laws and has not done or permitted any act or omission whereby its Environmental Licences (if any) could be varied or revoked;
         18.2.7 so far as the Company is aware there has been no discharge, spillage, release or emission of any prescribed, dangerous, noxious or offensive substance or any controlled waste on, into or from any of the Mortgaged Property or any premises adjoining any part of it; and no such substances or any controlled waste have been stored or disposed of on or in any part of the Mortgaged Property or, so far as the Company is aware, in any adjoining premises except in accordance with the requirements of the applicable Environmental Laws;
         18.2.8 the Company is not in breach of and has not incurred or become subject to any civil or criminal liability under any Environmental Laws or the terms of any Environmental Licence;
         18.2.9 the Company has obtained and maintained all such insurance policies as would be maintained by prudent companies carrying on business of the type carried on by the Company at all relevant times and has complied in all material respects with the terms and conditions or such policies.

18.3 The Company undertakes that no Encumbrances (other than a general lien in the ordinary course of business) ranking in priority to or pari passu with the charges created by this deed will arise after the date of this deed over the Mortgaged Property.

19.      TRANSFERS AND DISCLOSURES

19.1 This deed is freely transferable by the Security Holder. References in this deed to the Security Holder's shall include its successors, assignees and transferees.

19.2 The Company may not assign or transfer any of its obligations under this deed. Nor may the Company enter into any transaction which would result in any such obligations passing to another person.

19.3 The Security Holder may disclose any information about the Company and any member of the Company's Group and any other person connected or associated with it to any member of the Security Holder's Group and/or to any person to whom it: is proposing to transfer or assign or has transferred or assigned this deed. The Company represents and warrants that it has and (so far as permitted by law) will maintain any necessary authority by or on behalf or any such persons to agree to the provisions of this clause.

20.      MISCELLANEOUS

20.1 No delay or omission on the part of the Security Holder in exercising any right or remedy under this deed shall impair that right or remedy or operate as or be taken to be a waiver of it. Any single, partial or defective exercise of any such right or remedy shall not prevent the further exercise of that or any other right or remedy.

20.2 The Security Holder's rights under this deed are cumulative. They are not exclusive of any rights provided by law. They may be exercised from time to time and as often as the Security Holder sees fit.

20.3 Any waiver by the Security Holder of any terms of this deed or any consent or approval given by the Security Holder under it shall only be effective if given in writing. Such consent and approval shall then only apply for the purpose stated and be subject to any written terms and conditions imposed by the Security Holder.

20.4 If at any time any one or more of the provisions of this deed is or becomes illegal, invalid or enforceable in any respect under the laws of any jurisdiction then neither the legality, validity or enforceability of the remaining provisions of this deed nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected or impaired as a result.

20.5 Any certificate signed by a director or authorised officer of the Security Holder us to the amount of the Secured Monies at the date of such certificate shall, in the absence of manifest error, be conclusive evidence of such amount and be binding on the Company.

20.6 This deed may be executed in any number of counterparts. It will then be as effective as if all signatures on the counterparts were on a single copy or this deed.

20.7 The paper on which this deed is written is, and will remain at all times, the property of the Security Holder, even after the discharge of this security.

21.      DEFINITIONS AND INTERPRETATION

21.1 In this deed any words whose meaning is defined in the Financing Agreement shall have the same meaning.

21.2 In this deed the following words shall have the meaning set out after each of them:

         "ACT OF DEFAULT" - in relation to the Company - any event set out in clause 6.1;

         "DEBTS"; has the same meaning as in the Financing Agreement;

         "ENCUMBRANCE" - any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention, flawed asset agreement, preferential right, trust arrangement or other security arrangement, whether by law or agreement.

         "ENVIRONMENTAL LAW"; - all laws, directions and regulations and all codes of practice, circulars and guidance notes issued by any competent authority or agency (whether in the United Kingdom or elsewhere and whether or not having the force of law) concerning the protection of the environment or human health, including without limitation the conservation of natural resources, the production, storage, transportation, treatment, recycling or disposal of any waste or any noxious, offensive or dangerous substance or the liability of any person, whether civil or criminal, for any damage to or pollution of the environment or the rectification thereof or any related mutters.

         "ENVIRONMENTAL LICENCE"; - any permit, licence, authorisation, consent or other approval required by any Environmental Law.

         "FINANCING AGREEMENT"; - the agreement (if any) for the sale and purchase or Debts and/or a conditional sale agreement and/or any other type of agreement between the Company and the Security Holder, details of which are set out in the Second Schedule and any amendments or alterations to it or them and any replacement of it which may he agreed between the parties.

         "GROUP"; - IN RELATION TO ANY COMPANY, that company, the company and its Subsidiaries, its holding company (as defined in Section 736 of the Companies Act 1985) and the Subsidiaries of that holding company.

         "INSOLVENT"; - the happening of any of the following events in relation to the Company:

         1. a distress or execution being levied on or issued against any of the Mortgaged Property;
         2. entering or seeking to enter into any formal scheme of arrangement of its affairs or composition in satisfaction of its debts with its creditors in accordance with the insolvency Act 1986;
         3. taking any corporate action by the Company for its winding up, dissolution or re-organisation (otherwise than for the purposes of an amalgamation or reconstruction while solvent on terms previously approved in writing by the Security Holder) or for the appointment of a Receiver, administrator, trustee or similar officer to in respect of it all or any part of its revenue or assets;
         4. a petition being presented or an order being made for the winding up of the Company;
         5.       an administration order being made or applied for;
         6. a meeting of creditors being called for winding up the Company or for any other purpose referred to in the insolvency Act 1986;
         7.       a statutory demand under the Insolvency Act 1986 being served;

         8. an encumbrancer taking possession of any part of the undertaking or properly of the Company or a Receiver or being appointed over it;
         9. entering into any informal arrangement or composition with or for the benefit of the Company's general body of creditors;
         10. being unable to pay its debts as they become due; 11. being deemed insolvent under the insolvency Act 1986;
         12. the appointment of an administrator by the holder all qualifying floating charge under Schedule B1 to Insolvency Act 1986 (introduced by the Enterprise Act 2002); and
         13.      taking any steps towards a moratorium under the Insolvency Act
                  2000.

         "INTELLECTUAL PROPERTY" - all patents (including applications, improvements, prolongations, extensions and right to apply therefor) designs (whether registered or unregistered) copyrights, design rights, trade marks and service marks (whether registered or unregistered) utility models, trade and business names, know-how, formulae, inventions, confidential information, trade secrets and computer software programs and systems (including the benefit of any licences or consents relating to any of the above) and all fees, royalties or other rights derived therefrom or incidental thereto in any part or the world.

         "MORTGAGED PROPERTY"; - the subject matter of the mortgages and charges (or any or any part of them, if the context so allows) created by this deed and set out at clause 2.

         "NON VESTING DEBTS"; - all or any Debts of the Company to be purchased by the Security Holder pursuant to the Financing Agreement but which fail to vest absolutely and effectively in the Security Holder for any reason, together with the Related Rights to such Debts.

         "OTHER DEBTS"; - all sums due and owing or accruing due and owing to the Company whether or not on account of its trading both present and future except:

         1.       Non-Vesting Debts; and
         2. any Debts whilst they remain absolutely and effectively vested in or held on trust for the Security Holder under the `Financing Agreement and whether such vesting results from a legal or equitable assignment.

         "RECEIVER"; - includes a receiver or a manager or a receiver and manager or an administrative receiver as defined in Section 29(2) of the Insolvency Act 1986 or a receiver of part only of the property of the Company or a receiver only of the income arising from such property or from part of it.

         - includes an administrator appointed or to be appointed by the Security Holder under Schedule B1 to the Insolvency Act 1986 (introduced by the Enterprise Act 2002) (where this deed constitutes a qualifying floating charge under that Act);

         "RELATED RIGHTS"; - has the same meaning as in the Financing Agreement.

         "REMITTANCES"; - cash, cheques, bills of exchange, negotiable and non-negotiable instruments, letters of credit, orders, drafts, promissory notes, electronic payments and any other instruments, methods or forms of payment or engagement.

         "SECURED LIABILITIES"; - both the Secured Monies and the obligations and liabilities in clause 1.1.2.

         "SECURED MONIES"; - all the monies which now or at any time to future may be owing due and/or payable (but remaining unpaid) by the Company to the Security Holder in any manner and for any reason on any account; Secured Monies include all such monies due by the Company, either alone or jointly with any other person or on any partnership account (even though the whole or any part of such monies is represented or secured by any mortgages, guarantees, trust receipts, bills of exchange, leasing, hire or conditional sale agreements, assignments, agreements for discounting or factoring of Debts or any other agreements or securities) and whether or not any or them have or has fallen due or become payable and whether or not default shall have been made in respect thereof, Secured Monies also means any or the following items, whether now or in the future:

         1. all monies due or payable under the Financing Agreement (if any) or by virtue of any guarantee or indemnity given by the Company to the Security Holder;
         2. all advances which the Security Holder has made or shall make to the Company;
         3. any indebtedness now or hereafter to be incurred by the Security Holder for or at the request of the Company, including all monies which the Security Holder shall pay or become liable to pay for or on account of the Company or any other person at the request or order of the Company or under its authority, either alone or jointly with any other person and whether or not by any of the following:

                  3.1      the Security Holder making direct advances; or
                  3.2 the Security Holder drawing, accepting, endorsing, paying or discounting any Remittance; or
                  3.3 the Security Holder entering into any bond, guarantee, indemnity or letter of credit; or
                  3.4      the Security Holder confirming orders; or
                  3.5 the Security Holder otherwise accepting any other liability for or on behalf of the Company;

         4. all monies which the Security Holder can charge to the Company and all costs charges and expenses incurred by the Security Holder following default in payment of any such monies or of breach by the Company of any of the provisions of this deed.
         5. the charges of surveyors and/or solicitors instructed by the Security Holder in connection with any part or the Mortgaged Property.
         6. all costs and charges and expenses which the Security Holder may from time to time incur in:
                  6.1 stamping, perfecting, registering or enforcing this security; or

                  6.2 the negotiations for the preparation and execution of this deed, and the Financing Agreement or any guarantee, indemnity, priority arrangement, waiver or consent in respect or them; or
                  6.3      obtaining payment or discharge of Secured Monies; or
                  6.4 paying any rent, rates, taxes or outgoings for the Mortgaged Property; or
                  6.5 insuring, repairing, maintaining, managing or realising any part of the Mortgaged Property; or
                  6.6 the preservation or exercise of any rights under or in connection with this deed or any attempt to do so; or
                  6.7      giving a discharge or release of this security; or
                  6.8 dealing with or obtaining advice about any other matter or question arising out of or in connection with this deed with the intention that the Security Holder shall be afforded a full complete and unlimited indemnity against all costs, charges and expenses paid or incurred by it and whether arising directly or indirectly in respect of this security or of any other security held by the Security Holder for the Secured Monies;
         7. all monies expended by any attorney appointed under clause 5.3 in exercising his powers;
         8. interest on all monies due and owing to the Security Holder at such rate as may from time to time be payable pursuant to any agreement or arrangement relating thereto.

         "SECURITIES"; - all stocks, shares, bonds and securities of any kind whatsoever and whether marketable or otherwise and all other interests (including but not limited to loan capital) both present and future held by the Company in any person and includes all allotments, rights, benefits and advantages whatsoever at any time accruing, offered or arising in respect of or incidental to the same and all money or property offered at any time by way of dividend, conversion, redemption, bonus, preference, option or otherwise in respect thereof.

         "SECURITY HOLDER"; - where the context permits includes its officers, agents and representatives.

         "SUBSIDIARY"; -

                  1. a subsidiary within the meaning of Section 736 of the Companies Act 1985; and
                  2. unless the context otherwise requires, a subsidiary undertaking within the meaning of Sections 258-260 of the Companies Act 1985 its substituted by Section 21 of the Companies Act 1989.

         21.3     In the construction and interpretation of this deed:

                  21.3.1 the singular shall include the plural and vice versa; reference to one gender shall include a reference to any other genders;

                  21.3.2 references to persons shall be treated as including individuals, firms, partnerships, corporations, organs of government, whether local, national or supra national and any other entity recognised by law;
                  21.3.3 references to any Act of Parliament shall be treated as including each Act as amended, modified or re-enacted from time to time and all rules, regulations, orders and subordinate legislation made in accordance with it;
                  21.3.4 references to clauses and to schedules are to those in this deed;
                  21.3.5 where the Company has an obligation to carry out an act then it shall be fully responsible for the costs and expenses or doing so;
                  21.3.6 where the Security Holder acts in accordance with this deed the Company will indemnify the Security Holder against all costs and expenses incurred;
                  21.3.7 where any discretion is vested in a Receiver or the Security Holder it shall be treated as an absolute discretion;
                  21.3.8 each of the provisions of this deed shall be severable and distinct from one another;
                  21.3.9 references to this deed and other documents referred to in it includes any supplemental or collateral document to each of them or which is entered into pursuant to each of them and any document varying, supplementing, novating or replacing the same from time to time;
                  21.3.10 references to charges shall be treated as references to mortgages and charges created by this deed;
                  21.3.11 references to this security shall be treated as reference to the security created by this deed;
                  2.1.3.12 any powers given in this deed to an administrator shall apply to the littlest extent permitted by the insolvency Act 1986;
                  21.3.13  headings to clauses are for reference only and shall not affect the interpretation of this deed;
                  21.3.14  the meaning of general words introduced by the word other or the word otherwise shall not be limited by reference to any preceding word or enumeration indicating a particular class of acts, matters or things.

                                 FIRST SCHEDULE
                             (Page 3 - The Parties)

The Company Xcel Power Systems Limited, a Company registered in England and Wales with Companies Registry number 00575679 and whose registered office is at:
Brunswick Road, Cobbs Wood, Ashford, Kent TN23 1EB

                                 SECOND SCHEDULE
                (Clause 21 (Definition of "Financing Agreement"),
                             Clauses 1.11 and 6.1.1)

The Agreement for the purchase of Debts entered into between the Company and the Security Holder dated

                                 THIRD SCHEDULE
                                 (Clause 2.1.1)

Land Registered at H.M. Land Registry

None

London Borough/County and District


Title Numbers and Description


                                 FOURTH SCHEDULE
                            (Clauses 2.4 and 18.2.l)

Encumbrances to which this security is subject.


                                 FIFTH SCHEDULE
                               (Clause 2.1.2(iv))
           (Plant and machinery subject to chattel mortgage hereunder)

To be Advised

IN WITNESS whereof the parties have executed this deed on the 28 day of June 2005 which is the date on which this deed becomes effective.

THE COMPANY

EXECUTED AND DELIVERED AS A DEED    )
                                    )
BY XCEL POWER SYSTEMS LIMITED       )
                                    )
                                    )
and by ........................     )
(Director)**                        )        Signature of Director
                                    )
                                    )
and** .........................     )
(* Director/Company Secretary       )        Signature of *Director/Company
                                    )        Secretary

THE SECURITY HOLDER

SIGNED and :DELIVERED as a Deed on
         day of                              on behalf of
LLOYDS TSB COMMERCIAL FINANCE LIMITED
                                                     )
by       1.**                                        )
                  duly appointed attorney            )
                                                     )   Attorney (s) for Lloyds
         2.**                                        )   TSB Commercial Finance
                  duly appointed attorney            )   imited
                                                     )

In the presence of:                                  )
Signature:   ..................................      )
                                                     )
Name:**      ..................................      )   Witness (only required
                                                     )   if one attorney signs)
Occupation:  ..................................      )
                                                     )
Address:     ..................................      )
                                                     )
             ..................................      )



Key   **  insert full names
      *   delete as applicable